UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): April 10, 2017(April 4, 2017)

PLYZER TECHNOLOGIES INC
(Exact name of registrant as specified in its charter)

Nevada	333-127389	99-0381956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Avenue Road, Suite 200, Toronto, ON, M5R 2G3
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (416) 860-0211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section8 – Other events
Item 8.1	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS:CHANGE IN NAME

On March 31, 2017, the Company amended its Articles of Incorporation changing the Company's name to Plyzer Technologies Inc.

Articles of Amendment to the Company's Articles of Incorporation, setting forth this amendment, was filed with the Department of State of the State of Nevada on March 31, 2017 and the amendment became effective on April 4, 2017.

The FINRA application is being sent in order to implement the name change and apply for a new trading symbol.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
Exhibit no.	Description
3.1	Articles of Amendment to Articles of Incorporation, dated March 31, 2017, effective April 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2017
PLYZER TECHNOLOGIES INC.
 By: /s/ Terence Robinson
        Sole Director